SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement        [  ] Confidential,  for  Use  of  the
                                                Commission Only (as permitted by
[  ]    Definitive Proxy Statement              Rule 14a-6(e)(2))
[  ]    Definitive additional materials

[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SCUDDER PATHWAY SERIES

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

                             SCUDDER PATHWAY SERIES

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      Please take notice that a Special Meeting of Shareholders (the "Meeting") of each of Scudder Pathway Series: Balanced Portfolio, Scudder Pathway Series:
Conservative Portfolio and Scudder Pathway Series: Growth Portfolio (each a "Fund" and, collectively, the "Funds"), each a series of Scudder Pathway Series (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

      Proposal 1: To elect Trustees of the Trust; and

      Proposal 2: To ratify the  selection of  PricewaterhouseCoopers  LLP as the independent accountants for each Fund for the Fund's current fiscal year.

      The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

      Holders of record of shares of each Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

      In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                          By Order of the Board,


                                          [Signature]
                                          John Millette
                                          Secretary

[date]

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                             SCUDDER PATHWAY SERIES

                             Two International Place

                           Boston, Massachusetts 02110

                                 PROXY STATEMENT

                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees on which are referred to as the "Trustees") of Scudder Pathway Series (the Trust) for use at the Special Meeting of Shareholders of the following series of the Trust:
Scudder Pathway Series: Balanced Portfolio, Scudder Pathway Series: Conservative Portfolio and Scudder Pathway Series: Growth Portfolio (each such series is referred to herein as a "Fund" and, collectively, the "Funds"), to be held at the offices of Scudder Kemper Investments, Inc., the investment manager to each Fund ("Scudder Kemper" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on July 13, 2000 at 3:00 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting").

      In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund, although all actions are actually taken by the Trust on behalf of the applicable Fund.

      EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 728-3337 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

      Proposal 1 in this Proxy Statement is part of a program proposed by Scudder Kemper to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Board, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and have, in turn, relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

      As part of this restructuring, the shareholders of AARP Diversified Income with Growth Portfolio are being asked to vote on a proposal to combine their Fund into Scudder Pathway Series: Conservative Portfolio, and the shareholders of AARP Diversified Growth Portfolio are being asked to vote on a proposal to combine their Fund into Scudder Pathway Series: Growth Portfolio.

      There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for most of the no-load funds advised by Scudder Kemper would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below.

                        PROPOSAL 1: ELECTION OF TRUSTEES

      At the Meeting, as part of the overall restructuring effort outlined above, shareholders of the Trust will be asked to elect nine individuals to constitute the Board of Trustees of that Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Trust or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as trustees/directors of most of the other no-load funds advised by Scudder Kemper.

      Currently, five different boards of trustees are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

      Election of each of the listed nominees for Trustee on the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and
(ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

Nominees for Election as Trustees:

Henry P. Becton, Jr. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree cum laude from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee of various mutual funds advised by Scudder Kemper since 1990.

Linda C. Coughlin (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

Dawn-Marie Driscoll (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee of various mutual funds advised by Scudder Kemper since 1987.

Edgar R. Fiedler (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He is currently a Trustee of the Trust and has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

Keith R. Fox (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee of various mutual funds advised by Scudder Kemper since 1996.

Joan Edelman Spero (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee of various mutual funds advised by Scudder Kemper since 1998.

Jean Gleason Stromberg (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

Jean C. Tempel (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee of various mutual funds advised by Scudder Kemper since 1994.

Steven Zaleznick (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of the AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined the AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

Trustees Not Standing for Re-election:

--------------------------------------------------------------------------------
                                             Present Office with the Trust;
Name (Age)                                 Principal Occupation or Employment
                                                    and Directorships

--------------------------------------------------------------------------------
Rosita P. Chang (45)                     Trustee; Professor of Finance,
                                         University of Hawaii.  Dr. Chang
                                         serves on the Boards of an additional
                                         3 trusts or corporations whose funds
                                         are advised by Scudder Kemper.
--------------------------------------------------------------------------------
J.D. Hammond (66)                        Trustee; Dean Emeritus, Smeal College
                                         of Business Administration,
                                         Pennsylvania State University.  Dr.
                                         Hammond serves on the Boards of an
                                         additional 3 trusts or corporations
                                         whose funds are advised by Scudder
                                         Kemper.
--------------------------------------------------------------------------------
Richard M. Hunt (73)                     Trustee; University Marshall and
                                         Senior Lecturer, Harvard University.
                                         Mr. Hunt serves on the Boards of an
                                         additional 2 trusts or corporations
                                         whose funds are advised by Scudder
                                         Kemper.
--------------------------------------------------------------------------------
Peter B. Freeman (67)                    Trustee; Corporate Director and
                                         Trustee.  Mr. Freeman serves on the
                                         Boards of an additional 13 trusts or
                                         corporations whose funds are advised
                                         by Scudder Kemper.
--------------------------------------------------------------------------------

* Nominee or Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

      A fund's board is responsible for the general oversight of fund business. The nominees proposed for election at the Meeting consist of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Boards of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Trust is managed in the best interests of its shareholders.

      The Trustees meet several times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees conducted over ten meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review any fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

      The Board of the Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Board has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

      The Audit Committee reviews with management and the Funds' independent public accountants, among other things, the scope of the audit and the internal controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Funds to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding each Fund's accounting and financial reporting practices.

          As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of the Independent Trustees, meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

      The  Board  of  Trustees  of the  Trust  has a  Committee  on  Independent
Trustees, comprised solely of Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

ATTENDANCE

      As noted above, the Trustees conducted over ten meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Trust met six times and the Audit Committee met one time during calendar year 1999. The Independent Trustees held four special meetings during that period. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees and each above-named committee on which he or she served as a regular member that were held during calendar year 1999.

OFFICERS

      The following persons are officers of the Trust:

--------------------------------------------------------------------------------

                             Present Office with the
                                Trust; Principal           Year First Became
Name (Age)                  Occupation or Employment(1)    an Officer (2)

--------------------------------------------------------------------------------
Kathryn L. Quirk (47)       President and Assistant              1997
                               Secretary; Managing
                           Director of Scudder Kemper

--------------------------------------------------------------------------------
Benjamin W. Thorndike (43)     Vice President; Managing          1996
                               Director of Scudder
                               Kemper

--------------------------------------------------------------------------------
Ann M. McCreary (43)           Vice President; Managing          1998
                               Director of Scudder
                               Kemper

--------------------------------------------------------------------------------
John Millette (38)          Vice President and                   1999
                            Secretary; Vice President
                            of Scudder Kemper

--------------------------------------------------------------------------------
John R. Hebble (41)           Treasurer; Senior Vice             1998
                              President of Scudder
                              Kemper

--------------------------------------------------------------------------------
Caroline Pearson (38)       Assistant Secretary;                 1997
                            Senior Vice President of
                            Scudder Kemper;
                            Associate, Dechert Price
                            & Rhoads (law firm) 1989
                            to 1997

--------------------------------------------------------------------------------


1 Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

2 The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.


COMPENSATION OF TRUSTEES AND OFFICERS

     The Trust does not pay any Trustee an annual Trustee's fee or fees for Board and committee meetings attended. The Independent Trustees receive payment of $_______ for service on the Trust's Board from certain of the underlying funds in which a Fund invests (each an "Underlying Fund," together, the "Underlying Funds"). The Trustees may be trustees/directors of the Underlying Funds. The Underlying Funds generally pay their Independent trustees/directors an annual trustee's/director's fee and fees for attending board and committee meetings and reimburse them for expenses related to the business of any series of the applicable trust/corporation. The newly-constituted Board may determine to change its compensation structure.

     The Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. It is currently anticipated that a one-time benefit will be provided to those Independent Trustees who have volunteered to leave the board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. The amount of such benefit has not been finally determined, but is expected to be based on a Trustee's years of service and remaining years to normal retirement. [Further detail to be provided when available.] [Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.]

      Scudder Kemper supervises the Trust's investments and pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust. Each Underlying Fund pays Scudder Kemper a fee for its services to the Underlying Fund. Several of the Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm by Underlying Funds, although the Trust does not make any direct payments to them.

      The following Compensation Table provides in tabular form the following data:

      Column (1) All Trustees who receive compensation from the Trust.

      Column (2) Aggregate compensation received by each Trustee of the Trust during calendar year 1999.

      Column (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

COMPENSATION TABLE

-------------------------------------------------------------

                    Aggregate Total            Compensation
Trustee              Compensation          from Fund Complex
                   (number of funds)         Paid to Trustee

-------------------------------------------------------------
-------------------------------------------------------------
Rosita P. Chang      $  0 (3 funds)      $  51,072  (35 funds)
-------------------------------------------------------------
-------------------------------------------------------------
J.D. Hammond         $  0 (3 funds)      $  51,072  (39 funds)
-------------------------------------------------------------
-------------------------------------------------------------
Richard M. Hunt      $  0 (3 funds)      $  30,728  (31 funds)
-------------------------------------------------------------
-------------------------------------------------------------
Edgar R. Fiedler     $  0 (3 funds)      $  54,495  (29 funds)
-------------------------------------------------------------
-------------------------------------------------------------
Peter B. Freeman     $  0 (3 funds)      $179,783  (57 funds)
-------------------------------------------------------------


                  The Trustees unanimously recommend that the
                shareholders of each Fund vote for each nominee.

    PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                   ACCOUNTANTS

      The Board of the Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of each Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

          The Trustees unanimously recommend that the shareholders of each Fund vote in favor of this Proposal 2.

ADDITIONAL INFORMATION

General

      The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by _________. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

      The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of the Trust (for a Trust-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide or a Fund by Fund vote will require, respectively, the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of each Fund voting at the Meeting.

      Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposal 1 and will have the effect of a "no" vote on Proposal 2. Shareholders of the Trust will vote together on Proposal 1 and shareholders of each Fund will vote separately with respect to Proposal 2.

      Holders of record of the shares of each Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were __ shares of Scudder Pathway Series: Balanced Portfolio outstanding, ___ shares of Scudder Pathway Series: Conservative Portfolio outstanding and ___ shares of Scudder Pathway Series: Growth Portfolio outstanding.

      Appendix 1 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of the Trust's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 1.

      Appendix 2 hereto sets forth the number of shares of each series of the Trust owned directly or beneficially by the Trustees of the Trust, by the President of the Trust and by the nominees for election.

      Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $74,429.19. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

      Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter

      Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, is the principal underwriter for each Fund.

Proposals of Shareholders

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters To Come Before the Meeting

      No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or each Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

[John Millette signature]
John Millette
Secretary

                                   APPENDIX 1

                        Beneficial Owners of Fund Shares

                                   APPENDIX 2

                  Fund Shares Owned by Nominees and Trustees

      Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for the Trust's President and each nominee and Trustee, the number of shares owned in each series of the Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Trust by its President and each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. [Each nominee's and Trustee's individual shareholdings of any series of the Trust constitute less than 1% of the shares outstanding of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of any series of the Trust.]

-----------------------------------------------------------------------
                    Scudder Pathway  Scudder Pathway  Scudder Pathway
                      Conservative       Balanced     Growth Portfolio
                       Portfolio        Portfolio
-----------------------------------------------------------------------
Henry P. Becton,
Jr.(1)
-----------------------------------------------------------------------
Rosita P. Chang(2)
-----------------------------------------------------------------------
Linda C. Coughlin(3)
-----------------------------------------------------------------------
Dawn-Marie
Driscoll(4)
-----------------------------------------------------------------------
Edgar R. Fiedler(5)
-----------------------------------------------------------------------
Keith R. Fox(6)
-----------------------------------------------------------------------
Peter B. Freeman(7)
-----------------------------------------------------------------------
J. D. Hammond(8)
-----------------------------------------------------------------------
Richard M. Hunt(9)
-----------------------------------------------------------------------
Kathryn L. Quirk(10)
-----------------------------------------------------------------------
Joan Edelman
Spero(11)
-----------------------------------------------------------------------
Jean Gleason
Stromberg(12)
-----------------------------------------------------------------------
Jean C. Tempel(13)
-----------------------------------------------------------------------
Steven Zaleznick(14)
-----------------------------------------------------------------------
[All Trustees and
Officers as a
Group]
-----------------------------------------------------------------------

1 As of January 31, 2000, Mr. Becton's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

2 As of January 31, 2000, Dr. Chang's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

3 As of January 31, 2000, Ms. Coughlin's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

4 As of January 31, 2000, Ms. Driscoll's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

5 As of January 31, 2000, Mr. Fiedler's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

6 As of January 31, 2000, Mr. Fox's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

7 As of January 31, 2000, Mr. Freeman's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

8 As of January 31, 2000, Dr. Hammond's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

9 As of January 31, 2000, Mr. Hunt's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

10 As of January 31, 2000, Ms. Quirk's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

11 As of January 31, 2000, Ms. Spero's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

12 As of January 31, 2000, Ms. Stromberg's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

13 As of January 31, 2000, Ms. Tempel's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

14 As of January 31, 2000, Mr. Zaleznick's total aggregate holdings in each series of the Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

                                  FORM OF PROXY

        [LOGO]                                      YOUR VOTE IS IMPORTANT!
      [ADDRESS]

                                                      VOTE TODAY BY MAIL,
                                               TOUCH-TONE PHONE OR THE INTERNET
                                               CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                               LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***     Please fold and detach card at
                                               perforation before mailing.

                                     [FUND]
                             SCUDDER PATHWAY SERIES
                            Two International Place
                             Boston, MA 02110-4103
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                    3:00 p.m., Eastern time, on July 13, 2000

          The undersigned hereby appoints __________, ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the [Fund] (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103, on July 13, 2000 at 3:00 p.m., Eastern time, and at any adjournments thereof.

                                 PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                 Dated ____________________________,2000


                                 Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                 -----------------------------------------------
               [Name]
               [address]

                                 -----------------------------------------------
                                   Signature(s) of Shareholder(s)

        [LOGO]                                  YOUR VOTE IS IMPORTANT!
      [ADDRESS]

                                                  VOTE TODAY BY MAIL,
                                           TOUCH-TONE PHONE OR THE INTERNET
                                           CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                           LOG ON TO WWW.PROXYWEB.COM/XXXXX

                Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted for approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCUDDER PATHWAY SERIES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS. ---

                   Please vote by filling in the boxes below.

                                       FOR all       WITHHOLD      ABSTAIN
                                       nominees      authority
                                       listed        to vote
                                       (except as    for all
                                       noted in      nominees
                                       space         listed
                                       provided)

PROPOSAL 1

To elect  Trustees  to the Board of
Trustees of Scudder  Pathway Series
to   hold   office    until   their
respective   successors  have  been
duly elected and qualified or until
their   earlier    resignation   or
removal.                               ______        ______        ______


NOMINEES:

(01)  Henry P.  Becton,  Jr.,  (02)
Linda C. Coughlin,  (03) Dawn-Marie
Driscoll,  (04)  Edgar R.  Fiedler,
(05)   Keith  R.  Fox,   (06)  Joan
Edelman  Spero,  (07) Jean  Gleason
Stromberg,  (08)  Jean  C.  Tempel,
(09) Steven Zaleznick.

INSTRUCTION:  TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE  THE   NAME(S)  ON  THE  LINE
IMMEDIATELY BELOW.

-----------------------------------
PROPOSAL 2                             FOR           AGAINST       ABSTAIN

To   ratify   the    selection   of
PricewaterhouseCoopers  LLP  as the
Fund's independent  accountants for
the  current   fiscal   year.   THE
PROXIES ARE  AUTHORIZED  TO VOTE IN
THEIR   DISCRETION   ON  ANY  OTHER
BUSINESS  WHICH MAY  PROPERLY  COME
BEFORE   THE    MEETING   AND   ANY
ADJOURNMENTS THEREOF.                  ______        ______        ______


                           PLEASE SIGN ON REVERSE SIDE